THE COMMERCE FUNDS

The Growth Fund

The Value Fund

The MidCap Growth Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

Supplement dated August 14, 2014 to the

Prospectus dated March 1, 2014 (the “Prospectus”)

Effective immediately, the following disclosures in the Prospectus have been amended and restated in their entirety.

The following replaces the principal investment strategy entitled “Credit Quality” for each of the Tax-Free Funds on pages 25, 30 and 35 of the Prospectus:

Credit Quality: Except as described below, the municipal securities in which the Fund invests will be rated investment grade (e.g., in the top four credit-rating categories) both subsequently and at the time of purchase by at least one nationally recognized statistical rating organization, or if unrated will be deemed by the Adviser to be of comparable quality to investment grade municipal securities. The Fund may invest up to 10% of its total assets in such unrated securities. Subsequent to purchase, the Funds’ municipal securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Fund may not hold more than 5% of its total assets in high yield (non-investment grade) securities.

The following replaces the “Credit Risk” paragraph on pages 42-43 of the Prospectus:

Credit Risk: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond’s credit rating, or that of its guarantor, could be downgraded. A Fund could lose money in either of these instances. The creditworthiness of an issuer or its guarantor may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more national recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. and Fitch Ratings. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. When a municipal security is guaranteed or insured, the Adviser will use the credit rating of the guarantor or insurer if it is higher than the rating of the issuer. Ratings are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated. The Bond Fund may invest up to 10% of its total assets in high yield securities and up to 35% of its total assets in obligations rated BBB or Baa by certain ratings services. Securities rated BBB or Baa are considered medium-grade obligations and speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuer’s capacity to pay interest and repay principal. Subsequent to purchase, portfolio securities of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (the “Tax-Free Funds”) may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, except that the Tax-Free Funds may not hold more than 5% of their total assets in high yield (non-investment grade) securities. High yield securities and obligations rated BBB or Baa by certain ratings services are riskier than higher-rated obligations. See “High Yield Securities Risk” for more information.

This Supplement should be retained with the Prospectuses for future reference.

THE COMMERCE FUNDS

The Growth Fund

The Value Fund

The MidCap Growth Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

Supplement dated August 14, 2014 to the

Statement of Additional Information dated March 1, 2014 (as revised June 27, 2014) (the “SAI”)

Effective immediately, the section entitled “Ratings of Securities” on pages 58-59 of the SAI has been amended and restated as follows:

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch Ratings (“Fitch”)) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Up to 10% of the Tax-Free Funds’ net assets may be invested in unrated obligations deemed by the Adviser to be comparable in quality to investment grade instruments. Up to 35% of the Bond Fund’s total assets may be invested in obligations rate BBB or Baa by one of the major credit rating agencies. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

In rating the municipal securities held by the Tax-Free Funds, the Adviser will use the rating of the guarantor or insurer if it is a higher rating than the security’s issuer rating.

The Bond Fund may invest up to 10% of its total assets in high yield securities. Subsequent to their purchase by the Bond and Tax-Free Funds, portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. However, the Tax-Free Funds may not hold more than 5% of their respective total assets in high yield (non-investment grade) securities.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the ratings used by NRSROs for securities in which the Funds may invest.

This Supplement should be retained with the SAI for future reference.